UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 23, 2014

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-31775	86-1062192
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75,254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(f)	Determination of Cash Bonus and Equity Awards for Fiscal Year 2013
Cash Incentive Bonuses and Equity Awards. On April 23, 2014, the Board of Directors (the “Board”) of the Company approved the cash incentive bonus and annual equity award for Mr. Jeremy Welter. Mr. Welter's salary for fiscal year 2013 was previously reported by the Company in the Summary Compensation Table on page 42 of the definitive proxy statement, dated April 14, 2014, for its 2014 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission ("SEC") on April 14, 2014) (the "Proxy Statement"). As of the filing of the Proxy Statement, the cash bonus for Mr. Welter had not been determined and, therefore, was omitted from the Summary Compensation Table included in the Proxy Statement. Pursuant to Item 5.02(f) of Form 8-K, below is the revised 2013 Summary Compensation Table information for Mr. Welter, reflecting his 2013 bonus and revised total compensation for 2013.

Name and Principal Position	Year	Salary	Bonus	Equity Based Awards(1)	All Other Compensation	Total
Jeremy Welter, Executive Vice President, Asset Management	2013	$425,000	$297,500	$1,756,500	$—	$2,479,000
 _________________________
(1) Represents the total grant date fair value of equity awards made in the fiscal year indicated, computed in accordance with FASB ASC Topic 718. These grants are subject to vesting over a three-year period.
While the 2013 total compensation amount presented in the Summary Compensation Table includes equity awards made in 2013, as required by the SEC’s rules and regulations, the compensation committee considers actual total compensation for 2013 to be the aggregate of each executive’s 2013 base salary, annual bonus (corresponding to 2013 performance) and the grant date value of 2014 incentive equity awards. Using this approach, the total actual compensation for Mr. Welter, as disclosed in the table on page 28 of the Proxy Statement, as revised to reflect his annual bonus and 2014 incentive equity awards, is set forth below.

Name and Principal Position	Year	Salary	Bonus	Equity Based Awards(1)	Actual Total Compensation
Jeremy Welter, Executive Vice President, Asset Management	2013	$425,000	$297,500	$617,400	$1,339,900
_________________________
(1) Represents the grant date fair value of equity awards that correspond to performance for the year indicated, some or all of which may have been granted after the end of the related fiscal year.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 29, 2014

ASHFORD HOSPITALITY TRUST, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel